UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Under §240.14a-12

EOS ENERGY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 26, 2025, Eos Energy Enterprises, Inc. (the “Company” or “Eos”) posted the following on X:

Attention Eos Shareholders! Proxy voting is now open through Oct 16 & the BOD recommends voting FOR both proposals! Reach out to your broker for control numbers & visit www.proxyvote.com to have your voice heard. Join our Meeting virtually at www.virtualshareholdermeeting.com/EOSE2025SM
Important Information and Where You Can Find It
Certain information in this communication may be deemed to be solicitation material in respect of a vote of stockholders to approve the issuance of Company's common stock to the Affiliated Purchaser (as defined in the proxy statement) upon redemption or conversion of the Notes (as defined in the proxy statement) pursuant to the Indenture (as defined in the proxy statement) as supplemented by the First Supplemental Indenture (as defined in the proxy statement), for purposes of complying with the Nasdaq Listing Rules and to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal (as defined in the proxy statement) or the absence of a quorum. In connection with the requisite stockholder approvals, Eos filed on September 2, 2025, a definitive proxy statement (the “Definitive Proxy Statement”), which is available at the SEC’s website (http://www.sec.gov) and has been sent to the stockholders of Eos, seeking certain approvals related to the issuance of Company's common stock upon redemption or conversion of certain notes.
INVESTORS AND SECURITY HOLDERS OF EOS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE NOTES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EOS AND THE NOTES. Investors and security holders will be able to obtain a free copy of the proxy statement, as well as other relevant documents filed with the SEC containing information about Eos, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC can also be obtained, without charge, by directing a request to Investor Relations, Eos Energy Enterprises, Inc. at 862-207-7955 or email ir@eose.com.
Participants in the Solicitation of Proxies
Eos and certain of its respective directors, executive officers and employees may be deemed under the rules of the SEC to be participants in the solicitation of proxies with respect to the requisite stockholder approvals related to Notes (as defined in the proxy statement). Information regarding Eos directors and officers is available in (i) its definitive proxy statement for the 2025 annual stockholders meeting, which was filed with the SEC on March 27, 2025, and (ii) its current reports on Form 8-K filed by Eos on March 26, 2025 and May 27, 2025. Other information regarding the participants in the solicitation of proxies in respect to the Notes (as defined in the proxy statement) and the description of their direct and indirect interests, as security holders or otherwise, is contained in the Definitive Proxy Statement and other relevant materials to be filed by Eos with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.
Forward-Looking Statements
Except for the historical information contained herein, the matters set forth in these communications are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s redemption of the Notes (as defined in the proxy statement) and the consequences for failure to obtain stockholder approval and statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on the Company’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which the Company is engaged; the Company’s ability to forecast trends accurately; the Company’s ability to generate cash, service indebtedness and incur additional indebtedness; the Company’s ability to achieve the operational milestones on the delayed draw term loan; the Company’s ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; ; the Company’s customers’ ability to secure project financing; the amount of final tax credits available to the Company’s customers or to Eos pursuant to the Inflation Reduction Act of 2022; the timing and availability of future funding under the U.S. Department of Energy Loan Programs Office loan facility; the Company’s ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in the Company’s information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; the Company’s ability to maintain the listing of the Company’s shares of common stock on NASDAQ; the Company’s ability to grow the Company’s business and manage growth profitably, maintain relationships with customers and suppliers and retain the Company’s management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond the Company’s control; risks related to adverse changes in general economic conditions; and other risks and uncertainties.
The forward-looking statements contained in these communications are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the SEC on, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the SEC from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in these communications.
Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
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